- 1 - AMENDED NOTICE OF PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION AND HEARING 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Timothy Himstreet et al. v. Charles W. Scharf et al., Case No. CGC-22-599223 (Cal. Super. Ct.). TO: ALL RECORD AND BENEFICIAL OWNERS OF WELLS FARGO & COMPANY COMMON STOCK AS OF FEBRUARY 28, 2025 (THE “RECORD DATE”), WHO CONTINUE TO OWN SUCH SHARES (“CURRENT WELLS FARGO SHAREHOLDERS”) IF YOU HELD COMMON STOCK FOR THE BENEFIT OF ANOTHER, PLEASE PROMPTLY TRANSMIT THIS DOCUMENT TO SUCH BENEFICIAL OWNER. The purpose of this Amended Notice of Proposed Settlement of Shareholder Derivative Action and Hearing (the “Notice”) is to inform you of: (i) the pendency of the above-captioned action (the “Derivative Action”), which was brought in the Superior Court of California, County of San Francisco (the “Court”) by shareholders of Wells Fargo asserting claims on behalf of and for the benefit of Wells Fargo; (ii) the proposed settlement of the Derivative Action (the “Settlement”) as against all defendants, subject to Court approval and other conditions of the Settlement being satisfied, as provided for in a Stipulation and Agreement of Compromise, Settlement, and Release dated February 28, 2025 (the “Stipulation”),1 which was filed with the Court and is publicly available for review, and is also available at https://www.wellsfargo.com/about/investor-relations/ under “Shareholder Information”; and (iii) your right to participate in a hearing to be held on July 24, 2025, at the Superior Court of California, County of San Francisco, 400 McAllister St., San Francisco, California 94102, before The Honorable Jeffery S. Ross (the “Settlement Hearing”). The purpose of the Settlement Hearing to be held by the Court is to determine whether: (i) Plaintiffs have adequately represented Wells Fargo’s interests; (ii) the proposed settlement of the Derivative Action should be approved by the Court as fair, reasonable, adequate, and in the best interests of Wells Fargo; (iii) the Derivative Action should be dismissed with prejudice as against the Defendants and all of the Released Claims against the Released Parties should be fully, finally, and forever released, settled, and discharged; (iv) whether and in what amount the Fee and Expense Amount should be paid to Plaintiffs’ Counsel; (v) whether and in what 1 Capitalized terms not defined in this Notice have the meaning set forth in the Stipulation, which is publicly available as indicated below. Exhibit 99.1

- 2 - AMENDED NOTICE OF PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION AND HEARING 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 amount the Service Awards should be paid to Plaintiffs; and (vi) Judgment approving the Settlement of the Derivative Action should be entered in accordance with the terms of the Stipulation. PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT OF THE LITIGATION REFERRED TO IN THE CAPTION AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. IF THE COURT APPROVES THE SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE FAIRNESS, REASONABLENESS, OR ADEQUACY OF THE SETTLEMENT, AND FROM PURSUING THE RELEASES. The Stipulation was entered into as of February 28, 2025, by and among: (i) plaintiffs Timothy Himstreet and Montini Family Trust (“Plaintiffs”), derivatively on behalf of Wells Fargo; (ii) defendants Charles W. Scharf, Charles H. Noski, Donald M. James, Suzanne M. Vautrinot, Ronald L. Sargent, Juan A. Pujadas, Celeste A. Clark, Theodore F. Craver, Jr., Maria R. Morris, Wayne M. Hewett, Richard B. Payne, Jr., Timothy J. Sloan, Elizabeth A. Duke, and C. Allen Parker (together, the “Individual Defendants”); and (iii) nominal defendant Wells Fargo (together with Plaintiffs and the Individual Defendants, the “Parties”). This Notice describes the rights you may have in the Derivative Action and pursuant to the Stipulation and what steps you may take, but are not required to take, in relation to the Settlement. If the Court approves the Settlement, the Parties will ask the Court at the Settlement Hearing to enter Judgment dismissing the Derivative Action with prejudice as against the Defendants in accordance with the terms of the Stipulation. WHAT IS THE PURPOSE OF THIS NOTICE? The purpose of this Notice is to explain the Derivative Action, the terms of the proposed Settlement, and how the Settlement affects the legal rights of Current Wells Fargo Shareholders. In a derivative action, one or more persons or entities who are current shareholders of a corporation sue on behalf of and for the benefit of the corporation, seeking to enforce the corporation’s legal rights. As described more fully below, Current Wells Fargo Shareholders have the right to object to the proposed Settlement, the Fee and Expense Amount, and/or Service Awards. Current Wells Fargo Shareholders have the right to appear and be heard at the Settlement Hearing, which will be held before

- 3 - AMENDED NOTICE OF PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION AND HEARING 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 The Honorable Jeffrey S. Ross on July 24, 2025, at 9:00 am, at the Superior Court of California, County of San Francisco, 400 McAllister St., San Francisco, CA 94102. The Court has reserved the right to adjourn and reconvene the Settlement Hearing, including consideration of the Fee and Expense Amount and Service Awards, without further notice of any kind other than oral announcement at the Settlement Hearing or any adjournment thereof, or notation on the docket in the Derivative Action. The Court has further reserved the right to approve the Settlement, according to the terms and conditions of the Stipulation, with such modifications as may be consented to by the Parties, or as otherwise permitted pursuant to the Stipulation, with or without future notice to Current Wells Fargo Shareholders. The Court may enter Final Judgment and Order of Dismissal, and order the payment of the Fee and Expense Amount and Service Awards, all without future notice to Current Wells Fargo Shareholders. WHAT IS THIS CASE ABOUT? WHAT HAS HAPPENED SO FAR? THE FOLLOWING RECITATION DOES NOT CONSTITUTE FINDINGS OF THE COURT AND SHOULD NOT BE UNDERSTOOD AS AN EXPRESSION OF ANY OPINION OF THE COURT AS TO THE MERITS OF ANY CLAIMS OR DEFENSES BY ANY OF THE PARTIES. IT IS BASED ON STATEMENTS OF THE PARTIES AND IS SENT FOR THE SOLE PURPOSE OF INFORMING YOU OF THE EXISTENCE OF THE ACTION AND OF A HEARING ON A PROPOSED SETTLEMENT SO THAT YOU MAY MAKE APPROPRIATE DECISIONS AS TO STEPS YOU MAY OR MAY NOT WISH TO TAKE IN RELATION TO THIS LITIGATION. On April 19, 2022, Plaintiffs filed a Stockholder Derivative Complaint for Breach of Fiduciary Duty, Waste of Corporate Assets, and Unjust Enrichment in this Court (the “Derivative Action”). Plaintiffs’ complaint alleged breaches of fiduciary duty by the Individual Defendants2 stemming from the purported mismanagement of and noncompliance with a series of regulatory consent orders regarding consumer banking practices and the risk management framework of the Company. On July 18, 2022, Wells Fargo filed a demurrer arguing that Plaintiffs had failed to adequately allege demand futility. On August 19, 2022, Plaintiffs opposed the demurrer. On October 5, 2022, the Court overruled Wells Fargo’s demurrer, in part, finding that Plaintiffs had adequately alleged that 2 Initially, the individual defendants in this action included all the Individual Defendants plus John R. Shrewsberry. Shrewsberry is no longer a defendant in the action, following the Court’s sustaining of the individual demurrer he filed.

- 4 - AMENDED NOTICE OF PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION AND HEARING 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 demand on Wells Fargo’s Board would have been futile as to all allegations except those concerning false and misleading statements (the “Demurrer Order”). On November 16, 2022, Wells Fargo filed a Petition for Writ of Mandate in the California Court of Appeal, asking the Court of Appeal to vacate the Demurrer Order and to issue a new order sustaining the Company’s demurrer in its entirety (the “Writ Petition”). Plaintiffs opposed the Writ Petition. On December 14, 2022, the Court of Appeal summarily denied the Writ Petition. On January 17, 2023, the Individual Defendants moved to strike certain allegations in Plaintiffs’ initial complaint concerning alleged public misstatements, in light of the Demurrer Order. On April 7, 2023, the Court entered an order partially granting and partially denying the motion to strike. On May 3, 2023, Plaintiffs filed an amended complaint to reflect and comport with the Court’s order on the motion to strike (the “Operative Complaint”). On June 9, 2023, each individual defendant except for Scharf, Parker, and Shrewsberry filed their respective answers to the Operative Complaint. That same day, defendants Scharf, Parker, and Shrewsberry, each filed a demurrer, arguing that Plaintiffs had not sufficiently plead any claims against them. Plaintiffs filed an omnibus opposition to the three demurrers on August 16, 2023. On January 26, 2024, the Court overruled the demurrers filed by defendants Scharf and Parker, and sustained the demurrer filed by (now-former) defendant Shrewsberry. Plaintiffs have engaged in significant discovery efforts. Plaintiffs have, among other things, served formal document requests upon Wells Fargo and the Individual Defendants; served a notice of deposition on Wells Fargo, seeking to depose the person(s) most knowledgeable at the Company concerning a number of relevant subject matters; served a non-party deposition subpoena for the production of business records on McKinsey & Company, Inc., seeking documents relevant to Wells Fargo’s actions in response to certain consent orders; served form and special interrogatories upon Wells Fargo and the Individual Defendants; and have communicated with various regulators concerning the production of certain documents that Wells Fargo contends that it is prohibited by federal regulation from disclosing absent authorization because the documents contain confidential supervisory information.

- 5 - AMENDED NOTICE OF PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION AND HEARING 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Wells Fargo, in response to Plaintiffs’ discovery requests, has produced nearly two million pages of discovery. Plaintiffs and Wells Fargo have had numerous meet and confers regarding discovery disputes, which culminated in Plaintiffs filing a motion to compel the production of further documents from Wells Fargo. Following the Court’s denial of this motion on procedural grounds, Plaintiffs and Wells Fargo continued to further negotiate the scope of discovery, consistent with the Court’s order. On November 15, 2024, the Parties participated in a full-day, in-person mediation session in New York, NY before former U.S. District Judge Layn Phillips. The Parties engaged in substantial briefing before the session. Though the Parties made significant progress at the mediation, a settlement was not reached during the in-person session. In the weeks that followed, with the assistance of Judge Phillips, the Parties continued to further engage in an effort to resolve the action. Finally, on February 28, 2025, the Parties reached the negotiated settlement described herein. WHAT ARE THE TERMS OF THE SETTLEMENT? In consideration for the full and final release, settlement, and discharge of any and all Released Claims against the Released Parties, the Monetary Consideration ($100,000,000.00 U.S.) shall be paid by Wells Fargo’s directors’ and officers’ insurance carriers (who have committed to fund the Monetary Consideration) on behalf of the Individual Defendants to Wells Fargo, within fifteen (15) calendar days of the Effective Date. Also, during the pendency of the action, Wells Fargo has implemented corporate governance reforms as set forth in Exhibit C to the Stipulation (the “Corporate Governance Reforms”), which include improvement to Wells Fargo’s risk structure, programs, policies, and procedures, additional training for employees, expanded and enhanced oversight of risk management, and changes to the composition of Wells Fargo’s Board of Directors. This action was brought as a derivative action on behalf of and for the benefit of Wells Fargo. Shareholders will not receive a direct payment of the Monetary Consideration but will indirectly benefit from the Monetary Consideration being paid to Wells Fargo and the Corporate Governance Reforms.

- 6 - AMENDED NOTICE OF PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION AND HEARING 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 WHAT WILL HAPPEN IF THE SETTLEMENT IS APPROVED? WHAT CLAIMS WILL THE SETTLEMENT RELEASE? If the Settlement is approved, the Court will enter the Final Judgment and Order of Dismissal. As of the Final Date, Plaintiffs, Wells Fargo (on behalf of itself and each of its Related Parties), and by operation of law Current Wells Fargo Shareholders shall thereupon be deemed to have completely, fully, finally, and forever released, relinquished, settled, and discharged each and all of the Released Parties from and with respect to any and all of the Released Claims (including the Unknown Claims), and will be forever barred from commencing, instituting, or prosecuting any action or proceeding, in any forum, asserting any of the Released Claims against any of the Released Parties. The Stipulation defines Released Claims as any and all manner of claims, demands, rights, liabilities, losses, obligations, duties, damages, costs, debts, expenses, interest, penalties, sanctions, fees, attorneys’ fees, actions, potential actions, causes of action, suits, agreements, judgments, decrees, matters, issues and controversies of any kind, nature or description whatsoever, whether known or unknown, disclosed or undisclosed, accrued or unaccrued, apparent or not apparent, foreseen or unforeseen, matured or not matured, suspected or unsuspected, liquidated or not liquidated, fixed or contingent, including Unknown Claims, whether based on state, local, foreign, federal, statutory, regulatory, common or other law or rule, brought or that could be brought derivatively by or on behalf of Wells Fargo against any of the Released Parties, which now or hereafter are based upon, arise out of, relate in any way to, or involve, directly or indirectly, the subject matter of the Derivative Action, including the 2016 CFPB Consent Order, 2016 OCC Consent Order, 2018 FRB Consent Order, 2018 CFPB Consent Order, 2018 OCC Consent Order, 2021 OCC Consent Order, and the 2022 CFPB Consent Order. Released Claims does not include: (1) claims to enforce this Settlement; (2) any direct claims on behalf of present or former Wells Fargo shareholders (i.e., not derivative claims); and (3) any claims in connection with the D&O Policies or reinsurance of D&O coverage that the Individual Defendants or Wells Fargo may have against any of the Insurers, except as set forth in the Insurance Agreement. As of the Final Date, Wells Fargo and the Individual Defendants, individually and collectively, shall thereupon be deemed to have completely, fully, finally, and forever released, relinquished, settled,

- 7 - AMENDED NOTICE OF PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION AND HEARING 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 and discharged each and all of the Plaintiffs and Plaintiffs’ Counsel from and with respect to any and all claims arising out of or relating to the initiation, prosecution, and resolution of the Derivative Action, and the Northern District Action, excepting any claim to enforce the Stipulation or Settlement. With respect to any and all Released Claims, the Parties shall be deemed to have waived any and all provisions, rights, and benefits conferred by any law of the United States, any law of any state, or principle of common law which governs or limits a person’s release of Unknown Claims to the fullest extent permitted by law, and to have relinquished, to the full extent permitted by law, the provisions, rights, and benefits of Section 1542 of the California Civil Code (or any similar, comparable, or equivalent provision of any law of any state or territory of the United States, federal law, or principle of common law), which provides: A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY. Plaintiffs, Individual Defendants, Wells Fargo, and each of the Current Wells Fargo Shareholders shall be deemed to have, and by operation of the Final Judgment and Order of Dismissal shall have, waived any and all provisions, rights, and benefits conferred by any law of any jurisdiction, state or territory of the United States, or principle of common law, which is similar, comparable, or equivalent to California Civil Code §1542. Even if any of Plaintiffs, Individual Defendants, Wells Fargo, or the Current Wells Fargo Shareholders hereafter discovers facts in addition to or different from those which he, she, or it now knows or believes to be true with respect to the claims covered by the Releases, upon the Court’s entry of the Final Judgment and Order of Dismissal, Plaintiffs, Individual Defendants, Wells Fargo, and each of the Current Wells Fargo Shareholders shall be deemed to have, and by operation of the Final Judgment and Order of Dismissal shall have, fully, finally, and forever settled and released any and all claims covered by the Releases, whether those claims are known or unknown, suspected or unsuspected, contingent or non-contingent, accrued or unaccrued, concealed or hidden, which now exist, or heretofore have existed upon any theory of law or equity now existing or coming into existence

- 8 - AMENDED NOTICE OF PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION AND HEARING 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts. The Parties shall be deemed by operation of the Final Judgment and Order of Dismissal to have acknowledged that the foregoing waivers were separately bargained for and are key elements of the Settlement of which this release is a part. WHAT ARE THE PARTIES’ REASONS FOR THE SETTLEMENT? The Settlement set forth in the Stipulation reflects the results of the Parties’ negotiations and the final terms of their agreement, which was reached only after arm’s-length negotiations among the Parties, who were all represented by counsel with extensive experience and expertise in stockholder derivative litigation. This Settlement is not evidence of the validity or invalidity of any claims or defenses in the Derivative Action or any other actions or proceedings, or of any wrongdoing by any of the Defendants or of any damages or injury to Wells Fargo, or Plaintiffs. Plaintiffs have thoroughly reviewed and analyzed the facts and circumstances relating to the claims asserted in the Derivative Action, including conducting arm’s-length discussions with counsel to the Individual Defendants and Wells Fargo, reviewing publicly available information, analyzing the extensive discovery record, and reviewing applicable case law and other authorities. Plaintiffs brought their claims in good faith and continue to believe that their claims have legal merit. However, Plaintiffs recognize that there are legal and factual defenses to the claims asserted in the Derivative Action, which present substantial risks to the successful resolution of any litigation, especially in complex shareholder derivative litigation such as the Derivative Action. Accordingly, in light of these risks and based on their evaluation of the claims and their substantial experience, Plaintiffs and Plaintiffs’ Counsel have determined that the Settlement, which confers substantial benefits upon Wells Fargo and its shareholders, is fair, reasonable and adequate, and in the best interests of the Company and its shareholders. The Defendants deny Plaintiffs’ allegations and claims in the Derivative Action and any wrongdoing or liability whatsoever. The Defendants are entering into the Stipulation for settlement

- 9 - AMENDED NOTICE OF PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION AND HEARING 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 purposes only and solely to avoid the cost, disruption, and uncertainty of further litigation. The Defendants agree that the Derivative Action was filed in good faith and with an adequate basis in fact, was not frivolous, and is being settled voluntarily. The Defendants have determined that it is desirable and beneficial that the Derivative Action and all of the Parties’ disputes related thereto, be fully and finally settled in the manner and upon the terms and conditions set forth in the Stipulation. Pursuant to the terms set forth therein, the Stipulation (including all of the Exhibits thereto) shall in no event be construed as or deemed to be evidence of an admission or concession by the Defendants with respect to any claim of fault, liability, wrongdoing, or damage whatsoever. HOW WILL THE ATTORNEYS BE PAID? Wells Fargo has agreed to pay an award of attorneys’ fees and expenses to Plaintiffs’ Counsel in the total amount of $33,333,333 (thirty-three million, three-hundred-thirty-three thousand, three- hundred-thirty-three dollars), in the form of Wells Fargo common stock valued based on the volume weighted average price per share of Wells Fargo common stock over the ten (10) trading days preceding the date of the Final Judgment and Order of Dismissal, as adjusted for subsequent fluctuations in the value of Wells Fargo common stock before payment. The Fee and Expense Amount is subject to Court approval. The independent directors of Wells Fargo’s Board, in the good faith exercise of their business judgment, have approved the agreed-to Fee and Expense Amount in light of the substantial benefits conferred upon Wells Fargo as a result of the Settlement and Plaintiffs’ Counsel’s efforts in this litigation. WHEN AND WHERE WILL THE SETTLEMENT HEARING BE HELD? DO I HAVE THE RIGHT TO APPEAR AT THE SETTLEMENT HEARING? The Court will consider the Settlement and all matters related to the Settlement, including the Fee and Expense Amount and Service Awards, at the Settlement Hearing. The Settlement Hearing will be held before The Honorable Jeffrey S. Ross on July 24, 2025, at 9:00am at the Superior Court of California, County of San Francisco, 400 McAllister St., San Francisco, CA 94102. At the Settlement Hearing, any Current Wells Fargo Shareholder who desires to do so may appear personally or by counsel, and show cause, if any, why the Settlement in accordance with and as set forth in the Stipulation should not be approved as fair, reasonable, and adequate and in the best

- 10 - AMENDED NOTICE OF PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION AND HEARING 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 interests of Wells Fargo; why the Judgment should not be entered in accordance with and as set forth in the Stipulation; or why the Court should not grant Plaintiffs’ Counsel’s Fee and Expense Amount and Plaintiffs’ Service Awards; provided, however, that unless the Court in its discretion otherwise directs, no Current Wells Fargo Shareholder, or any other Person, shall be entitled to appear at the Settlement Hearing and contest the approval of the terms and conditions of the Settlement or (if approved) the Final Judgment and Order of Dismissal to be entered thereon, the Fee and Expense Amount, or the Service Awards, except by order of the Court for good cause shown, unless, no later than July 17, 2025 (five (5) court days prior to the Settlement Hearing), such person files with the Superior Court of California, County of San Francisco, 400 McAllister St., San Francisco, CA 94102, and serves upon the attorneys listed below a written notice of intention to appear that includes: (a) the name, address, signature, and telephone number of the objector and, if represented by counsel, the name and address of the objector’s counsel; (b) whether the shareholder intends to appear in person or via Zoom; and (c) proof of current Wells Fargo stockholding. Further, no papers, briefs, pleadings, or other documents submitted by any Current Wells Fargo Shareholder or any other person (excluding a party to the Stipulation) shall be received or considered, except by order of the Court for good cause shown, unless, no later than June 25, 2025 (twenty (20) court days prior to the Settlement Hearing) such person files these documents with the Superior Court of California, County of San Francisco, 400 McAllister St., San Francisco, CA 94102, and serves them upon the attorneys listed below. Any notice of intention to appear and any supporting documents can be served by File & ServeXpress, by hand, by first-class mail, or by express service and must be served upon the following attorneys: George C. Aguilar Michael J. Nicoud Robbins LLP 5060 Shoreham Place, Suite 300 San Diego, CA 92122 Randall J. Baron Benny C. Goodman III Robbins Geller Rudman & Dowd LLP 655 W. Broadway, Suite 1900 San Diego, CA 92101 Christopher M. Viapiano Oliver W. Engebretson-Schooley Sullivan & Cromwell LLP 1700 New York Avenue N.W., Suite 700 Washington, D.C. 20006

- 11 - AMENDED NOTICE OF PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION AND HEARING 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Unless the Court otherwise directs, any Person who fails to object in the manner described above shall be deemed to have waived and forfeited any and all rights such person may otherwise have to object to the Settlement, any Fee and Expense Amount to Plaintiffs’ Counsel (including any right of appeal), and/or any Service Awards to Plaintiffs and shall be forever barred from raising such objection in the Derivative Action or any other action or proceeding. Current Wells Fargo Shareholders who do not object need not appear at the Settlement Hearing or take any other action to indicate their approval. CAN I SEE THE COURT FILE? WHOM SHOULD I CONTACT IF I HAVE QUESTIONS? This Notice does not purport to be a comprehensive description of the Derivative Action, the allegations related thereto, the terms of the Settlement, or the Settlement Hearing. For a more detailed statement of the matters involved in the Derivative Action, you may inspect the pleadings, the Stipulation, the Orders entered by the Court, and other papers filed in the Derivative Action at the Superior Court of California, County of San Francisco, 400 McAllister St., San Francisco, CA 94102, during regular business hours of each business day. If you have questions regarding the Settlement, you may write or call Plaintiffs’ Counsel: Investor Relations, Robbins Geller Rudman & Dowd LLP, 655 W. Broadway, Suite 1900, San Diego, CA 92101, 619-231-1058 or Investor Relations, Robbins LLP, 5060 Shoreham Place, Suite 300, San Diego, CA 92122, 1-800-350-6003. DO NOT CALL OR WRITE THE COURT REGARDING THIS NOTICE